UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2006
CLEVELAND-CLIFFS INC

(Exact Name of Registrant as Specified in Its Charter)

OHIO	1-8944	34-1464672

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114-2589

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (216-694-5700)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
On July 26, 2006, Cleveland-Cliffs Inc issued a news release announcing the unaudited financial results for the second quarter ended June 30, 2006, a copy of which is attached as Exhibit 99(a) to this Current Report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01. Financial Statements and Exhibits.
          (d) Exhibits:

Exhibit
Number	Exhibit
99(a)	Cleveland-Cliffs Inc published a News Release on June 30, 2006, “Cleveland-Cliffs Reports 2006 Second-Quarter and First-Half Financial Results”	Filed Herewith
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC
By:	/s/ D.J. Gallagher
	Name:	Donald J. Gallagher
	Title:	President North American Iron Ore and acting Chief Financial Officer and Treasurer

Dated: July 27, 2006

INDEX TO EXHIBITS

Exhibit
Number	Exhibit
99(a)	Cleveland-Cliffs Inc published a News Release on July 26, 2006, “Cleveland-Cliffs Reports 2006 Second-Quarter and First-Half Financial Results”	Filed Herewith